UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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YP Corp.
Name of Registrant as Specified In Its Charter)

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YP CORP.

4840 East Jasmine Street
Suite 105
Mesa, Arizona 85205-3321
(480) 654-9646

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 2, 2007

To Our Stockholders:

A Special Meeting of the Stockholders of YP Corp. will be held at the Company’s headquarters at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205, on August 2, 2007, beginning at 10:00 a.m. local time. The Special Meeting is being held for the following purposes:

1.	To consider and vote upon a proposal to give the Company’s Board of Directors discretion to effect a reverse stock split with respect to issued and outstanding shares of our common stock; and

2.	To consider and vote upon a proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.”

Only stockholders of record at the close of business on June 25, 2007 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. All stockholders are urged to review the materials attached to this Notice of Special Meeting carefully and to use this opportunity to take part in the Company’s affairs. Your vote is important.

All stockholders are cordially invited to attend the meeting in person. In order to assure your representation at the meeting, however, we urge you to complete, sign, and date the enclosed proxy as promptly as possible and return it to us via facsimile to the attention of Gary L. Perschbacher at (480) 324-2507 or in the enclosed postage-paid envelope. If you attend the meeting in person, you may vote in person even if you previously have returned a proxy.

By Order of the Board of Directors

/s/ Joseph F. Cunningham Jr.

Joseph F. Cunningham Jr.
Chairman of the Board

July 5, 2007
Mesa, Arizona

YP CORP.
4840 East Jasmine Street
Suite 105
Mesa, Arizona 85205-3321
(480) 654-9646

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 2, 2007

This Proxy Statement relates to a Special Meeting of Stockholders (the “Special Meeting”) of YP Corp. (the “Company”). The Special Meeting will be held on August 2, 2007 at 10:00 a.m. local time, at the Company’s headquarters, which are located at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205, or at such other time and place to which the Special Meeting may be adjourned or postponed. The enclosed proxy is solicited by our Board of Directors (the “Board”). The proxy materials relating to the Special Meeting are first being mailed to stockholders entitled to vote at the meeting on or about July 5, 2007.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Special Meeting and this Proxy Statement, including (i) a proposal to give the Board discretion to effect a reverse stock split with respect to issued and outstanding shares of the Company’s common stock and (ii) a proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.”

Who is entitled to attend and vote at the Special Meeting?

Only stockholders of record at the close of business on the record date, June 25, 2007, or their duly appointed proxies, are entitled to receive notice of the Special Meeting, attend the meeting, and vote the shares that they held on that date at the meeting or any postponement or adjournment of the meeting. At the close of business on June 25, 2007, there were issued, outstanding and entitled to vote 65,787,458 shares of our common stock, par value $.001 per share, which are entitled to 65,787,458 votes.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the meeting and cast your vote in person; or (ii) you can vote by completing, dating, and signing the enclosed proxy card and returning it to us or by the use of mail or facsimile. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of our Board. Our Board’s recommendations are set forth together with a description of such items in this Proxy Statement. In summary, our Board recommends a vote

•	FOR the proposal to give the Board discretion to effect a reverse stock split with respect to issued and outstanding shares of the Company’s common stock; and

•	FOR the proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.”

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum, permitting us to conduct our business at the Special Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Vote Required. Approval of each of the proposals to be considered and voted upon at the Special Meeting will require the affirmative vote of a majority of the issued and outstanding shares of our common stock. A properly executed proxy marked “ABSTAIN” with respect to either or both of the proposals will not be voted but will be counted for purposes of whether there is a quorum at the meeting and it will be treated as a vote cast. Accordingly, abstentions with respect to any proposal will have the effect of a vote against that proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to any of the proposals and are not deemed a vote cast.

Effect of Broker Non-Votes. If your shares are held by your broker in “street name,” you are receiving a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent. No postage is necessary if mailed in the United States. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion. Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.” Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with either of the proposals to be presented at the Special Meeting. If either or both of the proposals are approved at the Special Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation to such persons.

REVERSE STOCK SPLIT
(Proposal No. 1)

General

The Board adopted a resolution on May 25, 2007 seeking stockholder approval to grant the Board discretionary authority to effect a reverse split with respect to the issued and outstanding shares of the Company’s common stock. If the proposal more fully described below is approved by the Company’s stockholders, the Board may subsequently effect, in its sole discretion, the reverse stock split based upon any of the following exchange ratios: one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine, or one-for-ten. If approved, the Board’s discretion to effect the reverse stock split would last until the Company’s 2008 Annual Meeting of Stockholders, when such discretion would terminate if not exercised by the Board.

Reasons for Effecting a Reverse Stock Split

The Board believes that a reverse stock split is desirable for the following reasons:

•
Increased Share Price. A reverse stock split may increase the trading price of shares of the Company’s common stock, making them more attractive investments generally and to institutional investors in particular. An increased share price might also enable the Company to seek listing on the NASDAQ stock market in the future.

•
Reduced Number of Shares Issued and Outstanding. The Company issued 15,525,114 shares of its common stock in its recent merger with LiveDeal, Inc., which increased the number of shares issued and outstanding to 65,787,458 shares. The Board believes that reducing that number (and increasing the proportion of the shares of Company common stock authorized but unissued) would be beneficial to the Company and its stockholders. Such a reduction might also help to facilitate future business combinations or other transactions in the event that such opportunities arise.

•
Reduced Stockholder Transaction Costs. Because investors typically pay commissions based on the number of shares traded when they buy or sell shares of our common stock, such investors would pay lower commissions for trading a given dollar amount of Company common stock if the reverse stock split occurs.

•
Increased Earnings Per Share. A decrease in the number of shares of our common stock issued and outstanding would have the result of increasing our nominal earnings per share, which could help our visibility in the marketplace and increase the level of confidence in our common stock.

Potential Risks Associated with a Reverse Stock Split

The following is a non-exhaustive list of potential risks associated with effecting a reverse stock split:

•
No Guarantee of Increased Share Price. There are no assurances that the trading price of shares of the Company’s common stock will increase upon the effectiveness of any reverse stock split approved by the Board. The future performance of our common stock will be based on the Company’s performance and other factors that are unrelated to the number of issued and outstanding shares of our common stock. If the trading price of shares of our common stock does not increase by an amount that is commensurate with the reduction in our shares issued and outstanding as a result of the reverse stock split, the total market capitalization of the Company will decrease.

•
Reduced Liquidity is Possible. The liquidity of our common stock could be adversely affected by the reduced number of shares that would be issued and outstanding if the reverse stock split is approved.

Reasons for Proposing Multiple Reverse Stock Split Exchange Ratios

The Board believes that stockholder approval of several potential reverse stock split exchange ratios (rather than a single ratio) will provide it with the flexibility necessary to achieve the desired results of the reverse stock split. If the Company’s stockholders approve this proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is in the best interests of the Company and its stockholders at that time. In connection with any determination to effect a reverse stock split, the Board will set the timing for such a reverse stock split and select the specific ratio from among the six ratios described in this Proxy Statement. No further action on the part of the stockholders will be required to either implement or abandon the reverse stock split.

Effect of a Reverse Stock Split

The principal effect of the reverse stock split would be to reduce the number of issued and outstanding shares of the Company’s common stock from 65,787,458 shares to between 6,578,746 and 13,157,492 shares, depending on the exchange ratio ultimately adopted by the Board from the options ranging from 1:5 to 1:10, as described above. As such, each stockholder holding between five and 10 shares of the Company’s common stock (par value $.001 per share) immediately prior to the reverse stock split taking effect will become a holder of one share of our common stock (par value $.001 per share) after the reverse stock split is consummated (again, depending on the exchange ratio ultimately adopted by the Board from the options described above).

The reverse stock split itself will not change the proportionate equity interests of our stockholders, nor will the respective voting rights or other rights of stockholders be altered in any way. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The number of authorized shares of the Company’s common stock will not change by virtue of adopting this proposal.

Mechanics of Reverse Stock Split

If Proposal No. 1 is approved by stockholders and the Board effects a reverse stock split as discussed above, stockholders will be entitled to exchange their stock certificates after the reverse stock split takes place. Stockholders may exchange their stock certificates by contacting our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016. Otherwise, stock certificates representing pre-reverse stock split shares of our common stock will be exchanged for certificates evidencing post-reverse stock split shares at the first time they are presented to the transfer agent for transfer.

Impact on 2003 Stock Plan, Options, Warrants and Convertible Securities

If the reverse stock split is approved, the number of shares of our common stock that may be issued upon the exercise of conversion rights held by holders of securities convertible into our common stock (including holders of our Series E Convertible Preferred Stock) will be reduced proportionately based upon the reverse stock split ratio selected by the Board. Proportionate adjustments will also be made to the per-share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of our common stock. Finally, the number of shares reserved for issuance under the YP Corp. Amended and Restated 2003 Stock Plan will be reduced proportionately based on the exchange ratio selected by the Board.

Fractional Shares

The Company will not issue fractional shares in connection with the reverse stock split if it is effected by the Board. Instead, any fractional share that results from the reverse stock split will be rounded to the next whole share.

Accounting Matters

Because the reverse stock split will not change the par value of shares of the Company’s common stock, our stated capital attributable to common stock on our balance sheet will be reduced to approximately 10 to 20% of its present amount. Additional paid-in capital will increase by the dollar amount by which stated capital decreases.

Potential Anti-Takeover Effects

If the reverse stock split is approved the increased proportion of authorized but unissued shares of the Company’s common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another entity.

The Board is not, however, proposing the reverse stock split in response to any effort of which it is aware to accumulate shares of the Company’s common stock or to obtain control of us. Rather, the Board is proposing the reverse stock split for the reasons outlined above.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary of certain material federal income tax consequences of the reverse stock split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this proxy statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder’s exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares received in the reverse stock split will include the period during which the stockholder held the shares surrendered as a result of the reverse stock split. The Company’s views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

No Appraisal Rights

Neither Nevada law nor our Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposal described above. If the proposal to give our Board discretion to effect a reverse stock split with respect to issued and outstanding shares of the Company’s common stock is approved at the Special Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Vote Required

Approval of the proposal to give the Board discretion to effect a reverse stock split will require the affirmative vote of a majority of the issued and outstanding shares of our common stock. Broker non-votes will be counted solely for purposes of determining a quorum and will not be considered votes cast on Proposal No. 1. Abstentions will have the same effect as votes against the proposal.

Our Board unanimously recommends a vote FOR the proposal to give the Board discretion to effect a reverse stock split with respect to issued and outstanding shares of the Company’s common stock.

CHANGE OF COMPANY’S NAME TO “LIVEDEAL, INC.”
(Proposal No. 2)

General

The Board adopted a resolution on May 25, 2007 seeking stockholder approval to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.” The Board believes that the new name will enable the Company to better market itself and its services to existing and potential customers. The name change also reflects the combination of the former YP Corp. and LiveDeal, Inc. businesses upon the Company’s recent merger with LiveDeal, Inc.

The full text of the proposed amendment to the first provision of our Restated Articles of Incorporation is as follows:

“1.  Name.  The name of the corporation is LiveDeal, Inc. (the “Corporation”).”

If the proposed name change is approved by the Company’s stockholders at the Special Meeting, the Company will file an amendment to our Restated Articles of Incorporation for the purpose of effecting the name change. This amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, which is expected to take place promptly after the Special Meeting if Proposal No. 2 is approved by the stockholders.

Nonetheless, if, in the judgment of the Board, any circumstances exist which would make such filing inadvisable, then, in accordance with Nevada law and notwithstanding the approval by the Company’s stockholders, the Board may abandon such amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Effect of Name Change on Stockholders

Changing the name of the Company to “LiveDeal, Inc.” will not have any effect on the rights of existing stockholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and stockholders will not be requested to surrender for exchange any stock certificates they may currently hold.

No Appraisal Rights

Neither Nevada law nor our Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposal described above. If the proposal to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.” is approved at the Special Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Vote Required

Approval of the proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.” will require the affirmative vote of a majority of the issued and outstanding shares of our common stock. Broker non-votes will be counted solely for purposes of determining a quorum and will not be considered votes cast on Proposal No. 2. Abstentions will have the same effect as votes against the proposal.

Our Board unanimously recommends a vote FOR the proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 25, 2007, with respect to (i) each Named Executive Officer and each director of our company; (ii) all Named Executive Officers and directors of our company as a group; and (iii) each person known to our company to be the beneficial owner of more than 5% of our company’s common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of June 25, 2007, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 65,787,458 shares of common stock outstanding on June 25, 2007. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205.

Name	Shares Beneficially Owned	Percentage of Shares Outstanding

Daniel L. Coury, Sr. (1)	1,750,000	2.7%
Gary Perschbacher	100,000	*
John Raven	150,000	*
Joseph Cunningham	250,000	*
Elisabeth DeMarse	150,000	*
Richard Butler	100,000	*
Benjamin Milk	100,000	*
Rajesh Navar (2)	8,097,548	12.3%
John Evans (3)	200,000	*
Rajesh Navar and Arati Navar, Co-Trustees of the Rajesh & Arati Navar Living Trust dated 9/23/2002 (4)	6,633,842	10.1%
Torstar Corporation (5)	4,757,181	7.2%
Ewing & Partners (6)	5,753,973	8.7%
Timothy Ewing (6)	5,753,973	8.7%
Endurance General Partners, L.P. (6)	5,753,973	8.7%
Ewing Asset Management, LLC (6)	5,753,973	8.7%
Endurance Partners (Q.P.), L.P. (6)	4,036,724	6.1%
Endurance Partners, L.P. (6)	1,717,249	2.6%

All executive officers and directors as a group (9 persons)	10,897,548	16.6%
_________________________

*  Represents less than one percent of our issued and outstanding common stock.

(1)
Of the number shown, (i) 55,000 shares are owned by Children’s Management Trust (the “Coury Trust”), of which Mr. Coury is a co-trustee, and (ii) 10,093 shares are owned by DLC & Associates Business Consulting, Inc. (“DLC”), of which Mr. Coury is the President. Mr. Coury disclaims beneficial ownership of the shares owned by the Coury Trust and DLC except to the extent of his proportionate interest therein, if any.

(2)
Mr. Navar joined the Board as a director on June 6, 2007. Mr. Navar owns 1,463,706 shares directly and 6,633,842 shares indirectly in his capacity as a co-trustee and co-beneficiary of the Rajesh & Arati Navar Living Trust dated 9/23/2002.

(3)
Mr. Evans joined the Board as a director on June 6, 2007. Mr. Evans owns 100,000 shares directly and 100,000 shares indirectly as a co-owner of Rubicon Capital Partners (“Rubicon”). Mr. Evans disclaims beneficial ownership of the shares owned by Rubicon except to the extent of his proportionate interest therein, if any.

(4)	Address is 23930 Jabil Lane, Los Altos Hills, California 94024.
(5)	Address is One Yonge Street, 6th Floor, Toronto, Canada M5E 1P9.
(6)
The present principal occupation or employment of Mr. Ewing is managing partner of Ewing & Partners (“E&P”), whose principal business is serving as manager to Endurance Partners, L.P. (“Endurance”) and Endurance Partners (Q.P.), L.P. (“Endurance QP”) and manager and general partner of Value Partners, Ltd. The principal business of Ewing Asset Management is serving as general partner of Endurance General Partners, L.P. and as a minority partner in E&P. The principal business of Endurance General Partners, L.P. is to serve as the general partner of both Endurance and Endurance QP. The principal business of Endurance and Endurance QP is investment in and trading of capital stocks, warrants, bonds, notes, debentures and other securities. Address for all entities and persons is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205.

STOCKHOLDER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2008 Annual Meeting, stockholder proposals must be received at our principal executive offices by September 11, 2007, which is 120 calendar days prior to the anniversary of the mailing date for the Company’s 2007 annual meeting proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “Commission”). The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 can be found at the Commission’s Internet site. The Annual Report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: YP Corp., 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205-3321, Attention: Corporate Secretary.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF GARY L. PERSCHBACHER AT (480) 324-2507 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

YP Corp.

/s/ Gary L. Perschbacher

Gary L. Perschbacher
Chief Financial Officer

July 5, 2007

REVOCABLE PROXY

YP CORP.
Special Meeting of Stockholders – August 2, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held on August 2, 2007 and the Proxy Statement and appoints Gary L. Perschbacher, the proxy of the undersigned, with full power of substitution to vote all shares of Common Stock of YP Corp. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held at the Company’s headquarters at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205, on August 2, 2007 at 10:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

Please be sure to sign and date this Proxy in the space(s) below.

Stockholder’s Signature	Date	Co-Holder’s (if any) Signature	Date

PLEASE MARK VOTES AS IN THIS EXAMPLE  ☒

PROPOSAL NO. 1 – REVERSE STOCK SPLIT

	For	Against	Abstain
1.
To approve the proposal to give the Company’s Board of Directors discretion to effect a reverse stock split with respect to issued and outstanding shares of the Company’s common stock at an exchange ratio of between 1:5 and 1:10.
	☐	☐	☐

PROPOSAL NO. 2 – CHANGE OF COMPANY’S NAME TO “LIVEDEAL, INC.”

		For	Against	Abstain
2.	To approve a proposal to amend and restate the Company’s Restated Articles of Incorporation to change the Company’s name from “YP Corp.” to “LiveDeal, Inc.”	☐	☐	☐

Please disregard the following if you have previously provided your consent decision:

☐ By checking the box to the left, I consent to future delivery of annual reports, proxy statements, prospectuses, other materials, and shareholder communications electronically via the Internet at a webpage that will be disclosed to me. I understand that the Company may no longer distribute printed materials to me regarding any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Registrar and Trust Company, 10 Commerce Drive, Cranford, NJ 07016 and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS 1 AND 2.

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

YP CORP.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

THIS PROXY CARD IS VALID WHEN SIGNED AND DATED.
MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.